EXHIBIT 10.6

MASTER LEASE AGREEMENT

THIS MASTER LEASE AGREEMENT (this “Lease”), is made as of the 16th day of December, 2011, by and between TNP SRT CONSTITUTION TRAIL, LLC, a Delaware limited liability company (“Master Lessor”) and TNP SRT CONSTITUTION TRAIL MASTER LESSEE, LLC, a Delaware limited liability company (“Master Lessee”); and Thompson National Properties, LLC, a Delaware limited liability company (“Guarantor”).

RECITALS:

A. American National Insurance Company (together with its successors and assigns, the (“Master Lessor’s Lender”), is making a loan (the “Loan”) to Master Lessor pursuant to Master Lessor’s Lender’s Mortgage Loan Commitment (“Loan Commitment”) in the original principal amount of Ten Million and No/100 Dollars ($10,000,000.00).

B. The Loan is to be evidenced by that certain promissory note (said promissory note, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, is hereafter referred to the “Note”) dated on or about the date hereof executed by Master Lessor for the benefit of Master Lessor’s Lender in the original principal amount of $10,000,000.00 and that certain Mortgage, Security Agreement and Financing Statement (said mortgage and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, the “Mortgage”) and other loan documents given as security therefor (such other loan documents, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, collectively together with the Note and the Mortgage are collectively, the “Loan Documents”). Any capitalized terms not otherwise defined herein shall have the meanings given to them in either the Mortgage unless the context hereof specifically requires otherwise.

C. Master Lessee is affiliated with the Thompson National Properties, LLC(the “Lease Guarantor”) the guarantor of this Master Lease, and Master Lessor and the Master Lessor and Master Lessor’s Lender entered into the Loan Commitment which required that Master Lessee execute this Lease and Lease guarantor to execute a guaranty of this Master Lease, both to be assigned by Master Lessor to Master Lessor’s Lender pursuant to the Loan Documents, as a condition precedent to Master Lessor’s Lender’s obligation to make the Loan.

D. Master Lessee is an affiliate of Master Lessor and Lease Guarantor and Master Lessee and Lease Guarantor have received a direct, material benefit due to Master Lessor’s Lender’s making of the Loan to Master Lessor.

E. The parties hereby acknowledge that this Lease is security for the Loan and is a condition precedent for Master Lessor’s Lender’s agreement to make the Loan. Except as expressly provided herein, Master Lessee’s obligation to pay rent shall not be reduced and this Lease shall not be amended or terminated by any act or omission of Master Lessor, Master Lessor’s Lender, the tenant under the Starplex Lease, defined below, or any other occupant or other tenant or subtenant of the Premises, including any use or occupancy thereof by Master Lessor, Master Lessor’s Lender, the tenant under the Starplex Lease or any other occupant or other tenant or subtenant thereof, or by any other occurrence. It is intended that this Lease and the rents hereunder will be included in the rents and profits assigned by Master Lessor’s Lender under the Loan Documents. Master Lessee and Master Lessor’s Lender intend and agree that Master Lessee’s obligations hereunder shall continue and extend to (i) any transfer of the Loan by Master Lessor’s Lender, (ii) any purchaser at a foreclosure sale by, and (iii) to any transferee in connection with a deed-in-lieu of foreclosure transaction by Master Lessor’s Lender. The Master Lease is independent of this Note and survives the foreclosure of the Mortgage.

F. All of Master Lessee’s rights in this Lease, but not its obligations, are subject to the rights of the tenant under the Starplex Lease and any subsequent leases of the Premises (collectively, the “Future Leases”) and any tenants and occupants thereunder (collectively, the “Future Tenants”).

NOW THEREFORE, for ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Master Lessor and Master Lessee agree as follows:

ARTICLE 1:

RECITALS

The foregoing recitals to this Agreement are incorporated herein and made a part hereof by reference to the same extent as if herein set forth in full.

ARTICLE 1-A:

PREMISES

In consideration of the obligation of Master Lessee to pay rent and of the other terms, provisions and covenants hereof, Master Lessor leases to Master Lessee, and Master Lessee leases from Master Lessor, the Starplex Premises, defined below, together with all rights, easements and appurtenances pertaining thereto. The Starplex Premises are located in Normal, McLean County, Illinois. The Starplex Premises are sometimes also referred to herein as the “Premises”.

The “Starplex Premises” mean the “Demised Premises” as defined in the StarTex Lease and consist of approximately 7.78 acres of land. In general, this includes a 1-story building containing approximately 44,064 square feet of ground floor area constructed thereunder (shown as approximately 43,325 square feet located on Lot 20 which is a part of Tract 4 on that certain ALTA/ASCM Land Title Survey of the Mortgaged Property, as defined in the Mortgage, dated on or about December 8, 2011 prepared by American Surveying and Mapping, Inc.

The term “Starplex Lease” means that certain Lease dated on or about June 20, 2007, as amended by that certain Commencement Agreement and Amendment to Lease dated as of March 1, 2009 and that certain Landlord’s Exercise of Rights Under The Commencement Agreement and Second Amendment To Lease made as of “March             , 2010” between Starplex Operating, LP (now known as Starplex Operating, L.L.C.), as tenant, and Constitution Trail, LLC, Maker’s predecessor-in-interest, as landlord, concerning a portion of the Mortgaged Property.

The Premises are more particularly described on Exhibit “A”, and is a part of the shopping center commonly known as Constitution Trail Centre, a multi-use shopping center containing approximately 197,745 square feet of imporrvments on approximately 62.31 acres located at 1710-1730 Bradford Lane, Normal, McLean County, Illnois (the “Center”), which Center is more particulary described on Exhibit A-1, of which the Premises are a part.

ARTICLE 2:

TERM OF LEASE, COMMENCEMENT AND SURRENDER

2.01. Commencement and Term of Lease. The term of this Lease (the “Term”) shall commence on the date hereof (the “Commencement Date”), and shall expire on the earlier of (i) December 31, 2018 or (ii) the date on which that certain $10,000,000 loan (the “Loan”) from Master Lessor’s Lender to Master Lessee is paid in full in cash (not as a result of a credit bid by Master Lessor’s Lender at a foreclosure sale or refinancing of the Loan by Master Lessor’s Lender or a refinancing of the Loan by Master Lessor’s Lender). If the Commencement Date is other than the first day of a calendar month, the Term shall extend through the end of the calendar month.

2.02. Surrender and Conveyance by Master Lessee to Master Lessor. Master Lessee, its successors and assigns and grantees of the Premises and lessees in and under leases (whether characterized as “leases” or “subleases”) made by Master Lessee (either as lessor or sublessor) for space in, or of parts or portions of the Premises for terms commencing on or subsequent to the date of this Lease, expressly covenant and agree with Master Lessor that upon the expiration or termination of this Lease all of Master Lessee’s interest, if any, in improvements to the Premises (excluding personal and trade fixtures, or other fixtures and inventory), shall become the property of Master Lessor.

ARTICLE 3:

BASE RENT AND RENT ADJUSTMENT

3.01. Base Rent. Base Rent shall be payable monthly in advance without demand and without set off as follows:

(a) Commencing with the fifth day of the first calendar month after a Rent Trigger Event, and on the fifth day of each and every calendar month thereafter during the Term, Master Lessee will pay Master Lessor Base Rent in monthly installments of $62,424.00 ($749,088.00 annually), without demand. The rental payment for any fractional calendar month at the end of the Term shall be prorated.

(b) To the extent that Master Lessor actually receives any “Minimum Annual Rent” under an the Starplex Lease or any Future Lease during the Term, then such Master Lessee shall receive an equivalent credit (less any attorneys fees and expenses incurred in collection of same if not reimbursed or paid to Master Lessor and any costs of retenanting and reletting, if applicable) against, but not in excess of, the Base Rent due under this Lease; however in no event shall Master Lessor ever be obligated to pay to the Master Lessee any such rent (whether termed Minimum Annual Rent, Base Rent, Additional Rent or otherwise) under the Starplex Lease or any Future Lease. Neither Master Lessor, Master Lessor’s Lender nor any Refinance Lender who succeeds to Master Lessor’s interest in this Lease shall be under any obligation to obtain or collect any such rent (whether termed Minimum Annual Rent , Base Rent, Additional Rent or otherwise) under the Starplex Lease or any Future Lease nor to re-let the Premises upon the expiration or termination of the Existing Lease or any Future Lease.

(c) (i) “Rent Trigger Event” means at such time, if any, that the annual gross sales from the Starplex Premises are less than $2,800,000.00 including, without limitation, due to any termination of the Starplex Lease or such tenant’s right to occupy the Starplex Premises. Upon any assertion made in good faith by Master Lessor or its successors or assigns, including without limitation, Master Lessor’s Lender, such assertion shall be presumed valid unless disproved by Master Lessee and Master Lessee shall have the burden of proof to disproved that annual gross sales from the Starplex Premises are not less than $2,800,000.00.

(ii) The Mortgaged Property means that certain real property and improvements described as “Mortgaged Property” in the Mortgage.

ARTICLE 4:

CONDITION; PERMITTED USE

4.01. As Is, Where Is. Master Lessee accepts the Premises As-Is Where Is from time to time, with all faults. Master Lessor has no obligation to maintain or repair the Premises or take any action with respect thereto. Master Lessor has no responsibility, obligation or liability of any type or nature whatsoever, either express or implied, except as specifically set forth herein.

4.02 Permitted Use. The Premises shall be used by Master Lessee and all third-party tenants as a theatre consistent with the terms of the Starplex Lease and ordinary retail and shopping center uses, in commercially reasonable manner, and in no event shall any such use (i) violate any restriction or exclusive right granted to another tenant or occupant of the Center containing the Premises, or entitle another tenant or occupant to reduce its rent or terminate its lease; (ii) be in breach of any recorded restrictions, agreements or covenants applicable to the Center; (iii) involve the storage, use or disposal of any material or substance which is then classified as “hazardous” or “toxic” by any law or regulation; (iv) adversely affect the reputation or image of the Center, as reasonably determined by Master Lessor; (v) require Master Lessor to perform any alterations to the Premises or the remainder of the Center by reason of any applicable law, code or regulation unless Master Lessee agrees to pay for such alterations; (vi) violate any zoning or certificate of occupancy affecting the Premises; (vii) cause injury to the Center; (viii) cause the value or usefulness of all or any part of the Center to diminish; (ix) constitute a public or private nuisance or waste; or (x) render the insurance of the Premises void or the insurance risk more hazardous.

4.03 Master Lessee’s Rights Subject to Other Tenancies. All of Master Lessee’s rights and remedies hereunder are expressly subject and subordinate to the rights and remedies of the tenant under the Starplex Lease and any Future Tenants under any Future Leases. Master Lessee has the right, subject to such Starplex Lease and any Future Tenants under any Future Leases, but not the obligation, to occupy the Premises. In the event the Master Lessee occupies the Premises, Master Lessor and its authorized representatives may enter upon the Premises at all reasonable times and during ordinary business hours, with or without reasonable notice, in connection with any prospective Future Lease.

ARTICLE 5:

COMMON AREA MAINTENANCE; TAXES

5.01. Definition of Common Area. The term “Common Area,” as used in this Lease means all areas and the improvements thereon within the exterior boundaries of the Center now or later made available for the general use of Master Lessor, Master Lessee and other persons entitled to occupy the Center and their customers, including, without limitation, the parking facilities of the Center, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, and similar areas and facilities situated within the Center which are not reserved for the exclusive use of any tenants in the Center, and the exterior surfaces and roofs of the Center. Without limiting this definition, Master Lessor may include in the Common Area those portions of the Center presently or later sold or leased to purchasers or tenants. Common Area shall not include (i) the entryway to a tenant’s premises, (ii) any improvements installed by a tenant outside of its premises, whether with or without Master Lessor’s knowledge or consent, or (iii) any areas or facilities that is included in the description of premises leased to a tenant.

5.02 Maintenance and Use of Common Area. The manner in which the Common Area shall be maintained shall be solely determined by Master Lessor. If any owner or tenant of any portion of the Center maintains Common Area located upon its parcel or demised premises (Master Lessor shall have the right in its sole discretion to allow any purchaser or tenant to so maintain Common Area located upon its parcel or demised premises and to be excluded from participation in the payment of Common Area Expenses as provided below), Master Lessor shall not have any responsibility for the maintenance of that portion of the Common Area and Master Lessee shall have no claims against Master Lessor arising out of any failure of such owner or tenant to so maintain its portion of the Common Area. The use and occupancy by Master Lessee of the Premises shall include the right to use the Common Area (except those portions of the Common Area on which have been constructed or placed permanent or temporary kiosks, displays, carts, and stands and except areas used in the maintenance or operation of the Center), in common with Master Lessor and other tenants of the Center and their customers and invitees, subject to (i) the rights of other tenants in the Center; and (ii) such rules and regulations concerning the Center as may be established by Master Lessor from time to time. Master Lessee agrees to promptly comply with all such rules and regulations and any amendments thereto, upon receipt of written notice from Master Lessor. Master Lessee hereby acknowledges that Master Lessor shall have no obligation whatsoever to provide security service or other security measures for the benefit of the Premises or the Shopping Center. Master Lessee assumes all responsibility for the protection of Master Lessee, its agents, employees, contractors, customers and invitees and the property of Master Lessee and of Master Lessee’s agents, employees, contractors, customers and invitees, from acts of third parties. Nothing herein contained shall prevent Master Lessor, at Master Lessor’s sole option, from providing security protection for the Center or any part of it.

5.03 Control of and Changes to the Common Area. Master Lessor shall have the sole and exclusive control of the Common Area, as well as the right to make reasonable changes to the Common Area. Master Lessor’s rights shall include, but not be limited to, the right to (a) restrain the use of the Common Area by unauthorized persons; (b) cause Master Lessee to remove or restrain persons from any unauthorized use of the Common Area if they are using the Common Area by reason of Master Lessee’s presence in the Center; (c) utilize from time to time any portion of the Common Area for promotional, entertainment, and related matters; (d) place permanent or temporary kiosks, displays, carts, and stands in the Common Area and to lease same to tenants; (e) temporarily close any portion of the Common Area for repairs, improvements or alterations, to discourage non customer use, to prevent public dedication or an easement by prescription from arising, or for any other reason deemed appropriate in Master Lessor’s judgment; and (f) reasonably change the shape and size of the Common Area, add, eliminate or change the location of improvements to the Common Area, including, without limitation, buildings, lighting, parking areas, landscape areas, roadways, drive aisles, walkways and curb cuts.

5.04 Common Area Expenses. The term “Common Area Expenses” as used in this Lease means all costs and expenses incurred by Master Lessor, in (a) operating, managing, policing, insuring, servicing, repairing and maintaining the Common Area, (b) maintaining, repairing and replacing the exterior surface of exterior walls and maintaining, repairing and replacing roofs of the buildings from time to time constituting the Center including the Building; and (c) operating, insuring, repairing, replacing and maintaining the Common Utility Facilities. “Common Utility Facilities” are defined to include but are not limited to, sanitary sewer lines and systems, gas lines and systems, water lines and systems, fire protection lines and systems, electric power, telephone and communication lines and systems, and storm drainage and retention facilities not exclusively serving the premises of any tenant or store located in the Center. Common Area Expenses shall include, without limitation, the following: expenses for maintenance, landscaping, repaving, resurfacing, repairs, replacements, painting, lighting, cleaning, trash removal, security, fire protection and similar items; non refundable contributions toward one or more reserves for replacements other than equipment; rental on equipment; charges, surcharges, and other levies related to the requirements of any federal, state or local governmental agency; expenses related to the Common Utility Facilities; personal property taxes and Real Property Taxes on the improvements and land comprising the Common Area; costs of insurance maintained by Master Lessor pursuant to this Lease; costs of improvements to the Common Area as may be required from time to time by any laws, ordinances, rules or regulations of any governmental authority or agency having jurisdiction thereof; and a sum payable to Master Lessor for administration and overhead in an amount equal to ten percent (10%) of the Common Area Expenses for the applicable year.

5.05 Determination of Master Lessee’s Monthly Common Area Expense Charge. From and after the Commencement Date, Master Lessee shall pay to Master Lessor, on the first day of each calendar month during the Term of this Lease, Master Lessee’s percentage share of an amount estimated by Master Lessor to be the Monthly Common Area Expenses for the Center for that month (“Master Lessee’s Monthly Common Area Expense Charge”).

5.06 Estimate Statement. Prior to the Commencement Date and on or about March 1st of each subsequent calendar year during the Term of this Lease, Master Lessor will endeavor to deliver to Master Lessee a statement (“Estimate Statement”) wherein Master Lessor will estimate both the Common Area Expenses and Master Lessee’s Monthly Common Area Expense Charge for the then current calendar year. Master Lessee agrees to pay Master Lessor, as additional rent, Master Lessee’s estimated Monthly Common Area Expense Charge each month thereafter, beginning with the next installment of rent due, until such time as Master Lessor issues a revised

Estimate Statement or the Estimate Statement for the succeeding calendar year; except that, concurrently with the regular monthly rent payment next due following the receipt of each such Estimate Statement, Master Lessee agrees to pay Master Lessor an amount equal to one monthly installment of Master Lessee’s estimated Monthly Common Area Expense Charge (less any applicable Common Area Expenses already paid) multiplied by the number of months from January, in the current calendar year, to the month of such rent payment next due, all months inclusive. If at any time during the Term of this Lease, but not more often than quarterly, Master Lessor reasonably determines that Master Lessee’s Share of Common Area Expenses for the current calendar year will be greater than the amount set forth in the then current Estimate Statement, Master Lessor may issue a revised Estimate Statement and Master Lessee agrees to pay Master Lessor, within ten (10) days of receipt of the revised Estimate Statement, the difference between the amount owed by Master Lessee under such revised Estimate Statement and the amount owed by Master Lessee under the original Estimate Statement for the portion of the then current calendar year which has expired. Thereafter Master Lessee agrees to pay Master Lessee’s Monthly Common Area Expense Charge based on such revised Estimate Statement until Master Lessee receives the next calendar year’s Estimate Statement or a new revised Estimate Statement for the current calendar year.

5.07 Actual Statement. By March 1st of each calendar year during the Term of this Lease, Master Lessor will also endeavor to deliver to Master Lessee a statement (“Actual Statement”) which states Master Lessee’s Share of the actual Common Area Expenses for the preceding calendar year. If the Actual Statement reveals that Master Lessee’s Share of the actual Common Area Expenses is more than the total Additional Rent paid by Master Lessee for Common Area Expenses on account of the preceding calendar year, Master Lessee agrees to pay Master Lessor the difference in a lump sum within ten (10) days of receipt of the Actual Statement. If the Actual Statement reveals that Master Lessee’s Share of the actual Common Area Expenses is less than the Additional Rent paid by Master Lessee for Common Area Expenses on account of the preceding calendar year, Master Lessor will credit any overpayment toward the next monthly installment(s) of Master Lessee’s Share of the Common Area Expenses due under this Lease.

5.08 Miscellaneous. Any delay or failure by Master Lessor in delivering any Estimate Statement or Actual Statement pursuant to this Section 4 will not constitute a waiver of its right to require an increase in rent nor will it relieve Master Lessee of its obligations pursuant to this Section. If Master Lessee does not object to any Estimate Statement or Actual Statement within thirty (30) days after Master Lessee receives any such statement, such statement will be deemed final and binding on Master Lessee. Even though the Term has expired and Master Lessee has vacated the Premises, when the final determination is made of Master Lessee’s Share of the actual Common Area Expenses for the year in which this Lease terminates, Master Lessee agrees to promptly pay any increase due over the estimated expenses paid and, conversely, any overpayment made in the event said expenses decrease shall promptly be rebated by Master Lessor to Master Lessee. Such obligation will be a continuing one which will survive the expiration or termination of this Lease. Prior to the expiration or sooner termination of the Lease Term and Master Lessor’s acceptance of Master Lessee’s surrender of the Premises, Master Lessor will have the right to estimate the actual Common Area Expenses for the then current Lease Year and to collect from Master Lessee prior to Master Lessee’s surrender of the Premises, Master Lessee’s Share of any excess of such actual Common Area Expenses over the estimated Common Area Expenses paid by Master Lessee in such Lease Year.

5.09. Utilities. Master Lessee shall pay the applicable utility companies or governmental agencies for all such utilities consumed on the Premises during the Term.

ARTICLE 6:

REPAIRS AND MAINTENANCE

6.01. Repairs and Maintenance. Master Lessor shall keep and maintain, or shall cause to be kept or maintained, all parts of the Premises in good condition, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original, structural or nonstructural. Master Lessor as part of its obligation hereunder shall keep the whole of the Premises in a clean and sanitary condition. Master Lessor wills as far as possible keep all such parts of the Premises from deteriorating, ordinary wear and tear excepted, and from falling temporarily out of repair.

ARTICLE 7:

ALTERATIONS

7.01. Alterations. Master Lessor shall have the right to construct any Major Improvements to the Premises at Master Lessor’s expense, provided such improvements are in compliance with the permitted use in Section 4.02 hereof, the rights of other tenants in the Center, and all applicable, laws, rules and regulations. Major Improvements shall be defined as extended life or permanent improvements or additions to buildings on the Premises not existing on the Premises as of the date hereof. All improvements to the Premises shall become part of the Premises.

ARTICLE 8:

INSPECTIONS

8.01. Inspections. Master Lessor, Master Lessor’s agents and representatives, and Master Lessor’s Lender, after 24 hours written notice (except for emergencies) shall have the right to enter and inspect the Premises at any reasonable time for the following purposes: (a) to ascertain the condition of the Premises; (b) to determine whether Master Lessee is diligently fulfilling Master Lessee’s responsibilities under this Lease; (c) to show the Premises to prospective purchasers, tenants, or mortgagees; and (d) to do any other act or thing Master Lessor deems reasonable to preserve the Premises.

ARTICLE 9:

ASSIGNMENT AND SUBLETTING

9.01. Assignment and Subletting. Master Lessee shall have no right to assign or pledge this Lease or to sublet the whole or any part of the Premises, or permit the use or occupancy of the Premises by anyone other than Master Lessee, without the prior written consent of Master Lessor and Master Lessor’s Lender. Notwithstanding any permitted assignment or subletting, Master Lessee shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease until such time as the Lease expires or is terminated.

ARTICLE 10:

INSURANCE; FIRE AND CASUALTY DAMAGE

10.01. Insurance.

(a) Throughout the Term, Master Lessor may, at Master Lessor’s sole cost and expense, subject to any applicable terms of the Loan Documents, obtain and maintain insurance in amounts and against risks consistent with insurance coverages obtained and maintained by owners of improved real property similar to the Premises.

(b) Master Lessor shall have the exclusive right to receive the proceeds from any insurance policy described herein and intended to restore, repair or reconstruct the Premises or any part thereof

10.02. Waiver of Subrogation. Each of Master Lessor and Master Lessee hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to the Premises caused by fire, extended coverage perils, vandalism or malicious mischief, sprinkler leakage, or any other perils insured in policies of insurance covering the Premises, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only to the extent that such release shall be lawful at the time and in any event only with respect to loss or damage occurring during such times as the releasor’s policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of Master Lessor and Master Lessee agrees that it will require its insurance carriers to include in its policies such a clause or endorsement.

10.03. Damage or Destruction. Subject to the terms and conditions of the Loan Documents, in the event the Premises is hereafter damaged or destroyed or rendered only partially usable for its accustomed use by fire or other casualty, subject to the approval of Master Lessor’s Lender, Master Lessor shall use its best efforts, within 180 days after the receipt by Master Lessor of insurance proceeds payable on account of and as a result of such casualty, to commence repair of said Premises and within 18 months after commencement of such repair, restore the Premises to the extent permitted by Master Lessor’s Lender.

10.04. Liability. Master Lessor shall not be liable to Master Lessee or Master Lessee’s employees, agents, patrons or visitors, or to any other person whomsoever (other than as provided in the Loan Documents), for any injury to person or damage to property on or about the Premises, resulting from and/or caused in part or whole by the negligence or misconduct of Master Lessee, its agents, servants or employees, invitees, permitees or of any other person entering upon the Premises, or caused by the Premises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the Premises, or due to any cause whatsoever, and Master Lessee hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the Premises, the Master Lessor, and Master Lessor’s agents and employees from any loss, liability, claims, suits, costs and expense, including attorney’s fees and damages, both real and alleged, arising out of such damage or injury; except injury to persons or damage to property the sole cause of which is the negligence of Master Lessor or its employees or agents.

ARTICLE 11:

EMINENT DOMAIN

11.01. Eminent Domain.

(a) If the whole of the Premises should be taken for any public or quasi-public use under governmental law, ordinances or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Premises for the purpose for which it is then being used, this Lease shall terminate effective when the legal taking shall occur as if the date of such taking were the date originally fixed in the Lease for the expiration of the Term.

(b) If part of the Premises shall be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided above, this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

(c) Subject to the terms and conditions of the Loan Documents, all compensation awarded for any taking of the Premises, and the resultant termination of this Lease shall belong to Master Lessor.

ARTICLE 12:

DISCLAIMER OF MASTER LESSOR’S LIABILITY

12.01 Disclaimer of Master Lessor’s Liability. Master Lessee accepts the Premises As-Is Where Is from time to time, with all faults. Master Lessor has no obligation to maintain or repair the Premises or take any action with respect thereto. Master Lessor has no responsibility, obligation or liability of any type or nature whatsoever, either express or implied, except as specifically set forth herein

ARTICLE 13:

EVENTS OF DEFAULT; REMEDIES; INDEMNIFICATION

13.01. Events of Default. The following events shall be deemed to be events of default by Master Lessee under this Lease.

(a) Master Lessee shall fail to pay when or before due Base Rent, and such failure shall continue for a period of ten (10) days from the date such payment was due; or

(b) Master Lessee shall fail to comply with any term or provision of this Lease other than by failing to pay when or before due any sum of money becoming due to be paid to Master Lessor hereunder, and shall not cure such failure within thirty (30) days (forthwith, if the default involves a hazardous condition) after written notice thereof to Master Lessee, except that said thirty (30) day period shall be extended for a reasonable period of time if the alleged default is not reasonably capable of cure within said thirty (30) day period and Master Lessee proceeds to reasonably and diligently cure such alleged default; or

(c) Master Lessee shall fail to vacate immediately the Premises upon termination of this Lease, by lapse of time or otherwise or upon termination of Master Lessee’s right to possession only; or

(d) The leasehold interest of Master Lessee shall be levied or executed upon or be attached by process of law or Master Lessee shall fail to contest diligently the validity of any lien or claimed lien and give sufficient security to Master Lessor to insure payment thereof or shall fail to satisfy any judgment rendered thereon and have the same released, and such default shall continue for ninety (90) days after written notice thereof to Master Lessee; or

(e) Master Lessee shall admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for the consent to the appointment of a receiver for itself or for the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof; or

(f) A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Master Lessee a bankrupt, or appointing a receiver of Master Lessee, or of the whole or any substantial part of its property, without the consent of Master Lessee, or approving a petition filed against Master Lessee seeking reorganization or arrangement of Master Lessee under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within ninety (90) days from the date of entry thereof; or

(g) The inaccuracy of a material representation or warranty made by the Master Lessee under this Lease, and the failure to cure such inaccuracy within ten (10) days written notice from Master Lessor; or

(h) Any act or omission of the Master Lessee which results in a breach of the terms of the Loan which is not corrected or remedied within any applicable cure period; or

(i) Master Lessee fails, for whatever reason, to secure or maintain any licenses necessary to operate one or more of the facilities that comprise the Premises.

13.02. Remedies.

(a) Enter upon and take possession of the Premises, using such force or means as may be necessary and legally permitted, and dispossess and remove all persons, goods and chattels, without liability in law or in equity for any damages caused by such removal, possession and entry; Master Lessee hereby waives any and all claims for damages therefor and hereby discharges Master Lessor therefrom. Upon said entry by Master Lessor, Master Lessee shall at once surrender possession of the Premises and shall be liable in damages and subject to equitable action for failure to do so. Surrender of the Premises shall not in and of itself constitute a termination of this Lease nor relieve Master Lessee from any of the terms, covenants, and conditions hereof. After resuming possession of the Premises, Master Lessor may:

(i) Relet, as Master Lessee’s agent and without terminating this Lease, the Premises for such amounts and upon such terms and conditions as Master Lessor may deem best under the circumstances, whereupon Master Lessee shall be liable to Master

Lessor in general damages for the difference between the rentals and other charges stipulated to be paid by Master Lessee and what Master Lessor is able to recover from a re-letting, after deducting any attorney’s fees, commissions and other expenses paid by Master Lessor with respect to such re-letting;

(ii) Terminate this Lease, whether or not the leased Premises or any part thereof shall have been relet, by written notice to Master Lessee, whereupon this Lease shall end; provided, however, that no such termination of this Lease shall relieve Master Lessee of its liability and obligations under this Lease incurred prior to such termination. Upon such termination, Master Lessee shall be immediately liable for the damages, present and prospective, which were the necessary and direct result of Master Lessee’s breach, as well as for any special damages as may have resulted from such breach. All amounts and arrearages due and payable to Master Lessor by Master Lessee shall bear interest at the highest rate permitted by law.

(c) Treat the Lease as remaining in existence, curing Master Lessee’s default by performing or paying the obligation which Master Lessee has breached, all sums paid or expenses incurred by Master Lessor directly or indirectly incurring Master Lessee’s default, which amounts shall become immediately due and payable and shall bear interest at the highest rate permitted by law from the date of disbursement by Master Lessor until paid by Master Lessee. If the breach consists of a failure to pay the rent stipulated in this Lease and Master Lessor elects to treat the Lease as remaining in existence, Master Lessor can take such action as is necessary to recover the rent due as each installment matures or for the whole amount at the end of the term, or Master Lessor can immediately upon the breach take such action as is necessary to recover the entire remaining unpaid rent for the balance of the term hereof.

(d) Any failure by Master Lessor to insist, or any election by Master Lessor not to insist, upon strict performance by Master Lessee of any of the terms, provisions or conditions of this Lease shall not be deemed to be a waiver of same or of any other terms, provision or condition thereof and Master Lessor shall have the right at any time or times thereafter to insist upon strict performance by Master Lessee of any and all of such terms, provisions and conditions. Nothing contained in this Lease and no act done or omitted by Master Lessor pursuant to the powers and rights granted Master Lessor under the terms of this Lease shall be deemed to be a waiver by Master Lessor of the rights and remedies of Master Lessor under this Lease and this Lease is made and accepted without prejudice to any of the rights and remedies possessed by Master Lessor under the terms of this Lease. Further, in no event shall any such action or inaction described above by Master Lessor with respect to any of the terms and conditions contained herein, whether evidenced by a written agreement or otherwise, operate in any manner as the action or inaction of Master Lessor’s Lender or as the agreement of Master Lessor’s Lender and shall not affect in any manner any rights of Master Lessor’s Lender to enforce all of the terms and provisions herein or to bind Master Lessor’s Lender in any manner.

(e) Notwithstanding anything to the contrary set forth above, Master Lessor shall have no right to exercise any of the remedies in this Article 13 without the prior written approval of Master Lessor’s Lender, which may be given or withheld in Master Lessor’s Lender’s sole discretion.

13.03. Indemnification. In addition to its other obligations under this Lease, the Master Lessee will indemnify and save harmless the Master Lessor (including the Master Lessor’s partners, members, shareholders, officers, directors and employees, each individually an “Indemnified Party” and collectively, the “Indemnified Parties”) from and against any and all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including, without limitation, reasonable attorneys’ fees and expenses, which may be imposed upon or incurred by or asserted against such persons (except to the extent the same are caused by the negligence or willful misconduct of the Master Lessor, its agents, employees, licensees, invitees, contractors and/or subcontractors) by reason of any of the following:

(a) any work or thing done by anyone other than the Master Lessor in, on or about the Premises or any part thereof;

(b) any use, non-use, possession, occupation, condition, operation, maintenance or management of the Premises or any part thereof or any street, alley, sidewalk, curb, passageway or space adjacent thereto;

(c) any gross negligence of the Master Lessee or any agent, contractor, employee, licensee or invitee of the Master Lessee;

(d) any accident or injury to any person (including death) or damage to property occurring in, on or about the Premises or any part thereof or any street, alley, sidewalk, curb, passageway, or space adjacent thereto;

(e) any failure on the part of Master Lessee to perform or comply with any of the agreements, terms or conditions contained in this Lease on its part to be performed or complied with; and

(f) any default by Master Lessor, or any of the parties who together constitute Master Lessor, under this Lease, any Loan Document, any other agreement or obligation which relates to the Premises and is not made an obligation of the Master Lessee pursuant to this Lease.

In the event that any action or proceeding shall be brought against an Indemnified Party by reason of any matter covered by this Section 13.03, the Master Lessee, upon notice from the Indemnified Party, will at the Master Lessee’s sole cost and expense resist or defend the same. To the extent of the proceeds received by the Master Lessor under any insurance policy furnished or supplied to the Master Lessor by the Master Lessee, the Master Lessee’s obligation to indemnify and save harmless an Indemnified Party against the hazard which is the subject of such insurance shall be deemed to be satisfied.

ARTICLE 14:

SUBORDINATION, ESTOPPEL AND LIENS

14.01. Subordination. Subject to the terms and conditions of the Loan and any and all Loan Documents, Master Lessor reserves the right to grant a mortgage or mortgages on Master Lessor’s interest in the Premises and this Lease. Master Lessee shall, upon the written request of Master Lessor accompanied by Master Lessor’s Lender’s written consent, subordinate this Lease to the lien of any mortgage upon the Premises; provided, that any subordination agreement to be signed by Master Lessee shall contain a non-disturbance provision that will remain effective as long as Master Lessee is not in default hereunder beyond any applicable cure period. Such agreement shall be substantially in the form reasonably satisfactory to Master Lessee and any such mortgagee. As used herein, “mortgage” shall include mortgages, deeds of trust, deeds to secure debt or other similar instruments, and any modifications or extensions of same.

14.02. Estoppel. Within 10 days after the request by either party, the other party agrees to deliver to the requesting party and to any potential mortgagee, assignee or purchaser of the requesting party’s interest in the Premises an estoppel certificate, in form and substance reasonably satisfactory to the requesting party, certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, whether same is in full force and effect as modified, and stating the modifications), that, to the certifying party or, to the reasonable knowledge and belief, there are no defenses or offsets thereto (or stating those claimed by the certifying party), that there are no defaults by the certifying party or, to the reasonable knowledge and belief of the certifying party, on the part of the requesting party (or, if such defaults exist, stating their nature) and such other matters as the requesting party may reasonably request; provided, however, that no such estoppel certificate shall be deemed to amend or modify this Lease.

14.03. Liens. Master Lessee shall have no authority, express or implied, to create or place a leasehold mortgage or any other lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Master Lessor in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Master Lessee, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Master

Lessee by this Lease. Master Lessee covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Master Lessor harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of Master Lessor in the Premises or under the terms of this Lease. Master Lessee will not permit any mechanic’s lien or liens or any other liens which may be imposed by law affecting Master Lessor’s or its mortgagee’s interest in the Premises to be placed upon the Premises, and in case of the filing of any such lien Master Lessee will promptly pay or bond over same. If any such lien shall remain in force and effect for 20 days after written notice thereof, Master Lessor shall have the right and privilege at Master Lessor’s option of paying and discharging the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Master Lessee to Master Lessor and shall be repaid to Master Lessor immediately on rendition of a bill thereof. Notwithstanding the foregoing, Master Lessee shall have the right to contest any such lien in good faith and with all due diligence so long as any such contest, or action taken in connection therewith, protects the interest of Master Lessor and Master Lessor’s mortgagee in the Premises and Master Lessor and any such mortgagee are, by the expiration of said 20 day period, furnished such protection and indemnification against any loss, cost or expense related to any such lien and the contest thereof as are reasonably satisfactory to Master Lessor and any such mortgagee. Except as otherwise provided herein, Master Lessor hereby waives any contractual, statutory or other Master Lessor’s lien on Master Lessee’s furniture, fixtures, supplies, equipment, inventory and Master Lessee’s other property.

14.04 Master Lessor’s Lender’s Rights. Master Lessor and Master Lessee acknowledge, for the benefit of Master Lessor’s Lender, that in connection with the Loan, Master Lessor’s Lender has or will receive an assignment of this Lease by an assignment of Leases and Rents to be recorded in the real estate records of McLean County, Illinois, and that Master Lessor’s Lender is relying upon such assignment in making the Loan. Master Lessor and Master Lessee acknowledge and agree upon any Event of Default under any of the Loan Documents, Master Lessor’s Lender will be entitled to enforce such assignment of this Lease and replace Master Lessor under this Lease for all purposes. Master Lessee agrees, from and after notice from Master Lessor’s Lender of its exercise of rights under such assignment, to acknowledge Master Lessor’s Lender as Master Lessor and attorn to Master Lessor’s Lender under the Lease.

ARTICLE 15:

NOTICES

15.01. Notices. Each provision of this lease or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice of the making of any payment shall be deemed to be complied with when and if the following steps are taken:

(a) All rent and other payments required to be made by Master Lessee to Master Lessor shall be payable to Master Lessor at the address listed below, or at such other address as Master Lessor may specify from time to time by written notice delivered in accordance herewith.

(b) Any notice or consent required to be given by or on behalf of any party hereto to any other party shall be in writing and mailed by registered or certified mail, return receipt requested or delivered personally, including by air courier or expedited mail service, addressed as follows:

If to Master Lessor:	TNP SRT Constitution Trail, LLC c/o Thompson National Properties, LLC 1900 Main Street, Suite 700 Irvine, CA 92614 Attn: Stephen Corea

If to Master Lessee:	TNP SRT Constitution Trail Master Lessee, LLC c/o Thompson National Properties, LLC 1900 Main Street, Suite 700 Irvine, CA 92614 Attn: Stephen Corea

and to:

Hirschler Fleischer 2100 East Cary Street P.O. Box 500 Richmond, VA 23218-0500

or at such other address as may be specified from time to time in writing. All such notices hereunder shall be deemed to have been given on the date of delivery or the date marked on the return receipt unless delivery is refused or cannot be made because of any incorrect address provided by the addressee, in which case the date of postmark shall be deemed the date notice has been given.

ARTICLE 16:

ENVIRONMENTAL

16.01. Environmental Indemnification. Master Lessee shall indemnify and save harmless Master Lessor and its members, officers, employees and agents harmless from any fine, suit, claim, action, liability, damage, loss, cost or expense, including, without limitation, attorney’s fees and court costs, of any kind (collectively “Losses”) arising out of or in any way connected with: (a) any spills, releases or discharges of, or contamination by, Hazardous Material (as defined herein below) at, onto, beneath, from or affecting the Premises, whenever caused or occurring, except to the extent caused by the operation or use of the Premises by Master Lessor or its employees or agents after the Commencement Date; and (b) failure by the Master Lessee to comply with applicable Environmental Requirements (hereinafter defined).

16.02. Intentionally deleted.

16.03. Hazardous Substances. Master Lessee agrees that it will not on, about, or under the Premises, make, release, treat or dispose of any “hazardous substances” as that term is defined in the Comprehensive Environmental Response, Compensation and Liability Act, and the rules and regulations promulgated thereto, as from time to time amended, 42 U.S.C. Section 9601 et seq. (the “Act”); but the foregoing shall not prevent the use of any hazardous substances in accordance with applicable laws and regulations. Master Lessee represents and warrants that it will at all times comply with the Act and any other federal, state or local laws, rules or regulations governing Hazardous Materials (as hereinafter defined).

16.04. Hazardous Materials. To the extent required by the Act and/or any Environmental Requirements, Master Lessee shall remove any hazardous substances (as defined in the Act) and Hazardous Materials whether now or hereafter existing on the Premises and whether or not arising out of or in any manner connected with Master Lessee’s occupancy of the Premises during the Term.

16.05. Underground Storage Tanks. Master Lessee agrees that it will not install any underground storage tanks at the Premises without specific, prior written approval from Master Lessor. Master Lessee agrees that it will not store combustible or flammable materials on the Premises in violation of Environmental Requirements.

As used herein, the term “Environmental Requirements” shall mean all federal, state, local and foreign statutes, regulations, ordinances and other provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and all common law in each case concerning public health and safety, worker health and safety, and pollution or protection of the environment, as the foregoing are enacted or in effect prior to, on, or after the Commencement Date. As used herein, the term “Hazardous Material” shall mean petroleum, any hazardous or toxic substance, material or waste that is or becomes regulated by any governmental authority because of its toxic, hazardous, deleterious or dangerous properties and includes, without limitation, any material or substance which is: (a) defined as a “hazardous substance” under the environmental, health, or safety laws of the state in which the Premises are located; (b) petroleum; (c) asbestos; (d) designated as a “hazardous substance” pursuant the Federal Water Pollution Control Act, 33 U.S.C. Section 401 et seq.; (e) defined as a “hazardous waste” pursuant to the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq.; (f) defined as a “hazardous substance” pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq.; (g) defined as a “regulated substance” pursuant to Subchapter IX, Solid Waste Disposal Act (Regulation of Underground Storage Tanks), 42 U.S.C. Section 6991 et seq.; or (h) defined as a “toxic substance” pursuant to the Toxic Substance Control Act, 15 U.S.C. Section 2601 et seq.

The provisions of this Article 16 shall survive the expiration or earlier termination of this Lease.

ARTICLE 17:

MISCELLANEOUS

17.01. Gender. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

17.02. Successors and Assigns; Authority. The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Subject to the provisions of this Article 17, Master Lessor shall have the right to assign any of its rights and obligations under this Lease and Master Lessor’s grantee or Master Lessor’s successor, as the case may be, shall upon such assignment, become Master Lessor hereunder, thereby freeing and relieving the grantor or assignor, as the case may be, of all covenants and obligations of Master Lessor hereunder. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

17.03. Captions. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

17.04. Amendment. This Lease may not be altered, changed or amended except by an instrument in writing signed by Master Lessee and Master Lessor; provided, however, that all such amendments are subject to Master Lessor’s Lender’s approval.

17.05. Survival; Surrender. All obligations of Master Lessee not fully performed as of the expiration or earlier termination of the Term of this Lease shall survive the expiration or earlier termination of the Term, including without limitation, all payment obligations with respect to taxes and operating costs and all obligations concerning the condition of the Premises. Upon the expiration or earlier termination of the Term, and prior to Master Lessee vacating the Premises, Master Lessor and Master Lessee shall jointly inspect the Premises and Master Lessee shall pay to Master Lessor any amount estimated by Master Lessor as necessary to put the Premises, including without limitation paving, lighting, heating and air conditioning systems and equipment therein, in good condition and repair, ordinary wear and tear excepted. Any work required to be done by Master Lessee prior to its vacation of the Premises which has not been completed upon such vacation, shall be completed by Master Lessor and billed to Master Lessee. Master Lessee shall also, prior to vacating the Premises, pay to Master Lessor the amount, as estimated by Master Lessor, of Master Lessee’s obligation hereunder for taxes and costs. All such amounts shall be used and held by Master Lessor for payment of such obligations of Master Lessee hereunder, with Master Lessee being liable for any additional cost therefor upon demand by Master Lessor, or with any excess to be returned to Master Lessee after all such obligations have been determined and satisfied, as the case may be.

17.06. Invalidity. If any clause, provision or portion of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable under applicable law, such event shall not affect, impair or render invalid or unenforceable the remainder of this Lease nor any other clause, phrase, provision or portion hereof, nor shall it affect the application of any clause, phrase, provision or portion hereof to other persons or circumstances, and it is also the intention of the parties to this Lease that in lieu of each such clause, phrase, provision or portion of this Lease that is invalid or unenforceable, there be added as a part of this Lease a clause, phrase, provision or portion as similar in terms to such invalid or unenforceable clause, phrase, provision or portion as may be possible and be valid and enforceable.

17.07. Effective Date. All references in this Lease to “the date hereof” or similar references shall be deemed to refer to the last date in point of time, on which all parties hereto have executed this Lease.

17.08. Time is of the Essence. The time of the performance of all of the covenants, conditions, and agreements of this Lease is of the essence.

17.09. Governing Law. This Lease shall be construed under the internal laws of the state of Illinois, without regard to conflict of laws provisions.

17.10. Relationship of Parties. Nothing herein shall be construed so as to constitute a joint venture or partnership between Master Lessor and Master Lessee.

17.11. No Merger. In the event the Master Lessor becomes the owner of the Premises or the Project or any portion thereof, there shall be no merger of the leasehold interest and the fee interest and the Lease shall remain in existence. Nothing in this Lease shall be construed to permit a transfer of Master Lessor’s interest to Master Lessee or Master Lessee’s interest to Master Lessor.

17.12. Attorneys’ Fees. In the event that at any time during the Term of this Lease either Master Lessor or Master Lessee shall institute any action or proceeding against the other relating to the provisions of this Lease, or any default hereunder, the unsuccessful party in such action or proceeding agrees to reimburse the successful party for the reasonable expenses of attorneys’ fees and paralegal fees and disbursements incurred therein by the successful party. Such reimbursement shall include all legal expenses incurred prior to trial and at all levels of appeal and post-judgment proceedings.

17.13. Counterparts. This Lease may be executed in several counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

17.14. Third Party Beneficiary. Until the Loan has been satisfied in full in cash (not as a result of a credit bid by Master Lessor’s Lender at a foreclosure sale), this Lease and all of the terms and provisions hereof shall in all respects be subject to and subordinate to the terms and conditions of the Loan Documents and Master Lessor’s Lender shall be an express third party beneficiary of this Lease. In the event of a conflict between the terms of this Lease and the terms of the Loan Documents, the terms of the Loan Documents shall prevail and control. The Master Lessor and Master Lessee each agree that they shall not engage in any activity which would violate the terms of any of the Loan Documents.

17.15 Illinois Law. THIS DOCUMENT IS INTENDED TO BE PERFORMED IN THE STATE OF ILLINOIS, AND THE SUBSTANTIVE LAWS OF THE STATE OF ILLINOIS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS DOCUMENT AND THE LOAN DOCUMENTS AND ANY OTHER DOCUMENT RELATED THERETO UNLESS MASTER LESSOR’S LENDER, IN ITS SOLE AND INDEPENDENT DETERMINATION, ELECTS THAT THE LAWS FOR THE STATE OF ILLINOIS SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS DOCUMENT OR ANY OF THE OTHER LOAN DOCUMENTS AND ANY OTHER DOCUMENTS RELATED THERETO. IN THE EVENT OF SUCH ELECTION BY MASTER LESSOR’S LENDER, EACH OF THE UNDERSIGNED WAIVES ALL DEFENSES OF CONFLICTS OF LAW.

EACH OF THE UNDERSIGNED, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL:

(a) SUBMITS TO PERSONAL JURISDICTION IN THE STATE IN WHICH THE PROPERTY IS LOCATED, OR THE STATE OF ILLINOIS, IF MASTER LESSOR’S LENDER SO ELECTS IN ITS SOLE AND INDEPENDENT DETERMINATION, OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT;

(b) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE COUNTY AND STATE, IN WHICH THE PROPERTY IS LOCATED, OR THE STATE OF ILLINOIS, IF MASTER LESSOR’S LENDER SO ELECTS IN ITS SOLE AND INDEPENDENT DETERMINATION;

(c) SUBMITS TO THE JURISDICTION OF SUCH COURTS; AND

(d) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF MASTER LESSOR’S LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM).

(e) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(f) HEREBY CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING ARISING FROM OR RELATING TO THIS AGREEMENT BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID TO THE UNDERSIGNED AT THE ADDRESSES SET FORTH HEREIN.

THIS WRITTEN AGREEMENT AND THE OTHER DOCUMENTS EXECUTED SUBSTANTIALLY CONTEMPORANEOUSLY WITH THIS AGREEMENT REPRESENT THE FINAL AGREEMENT OF THE PARTIES AND M A Y N O T B E C O N T R A D IC T E D B Y E V ID E N C E O F P RIO R , CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

17.06 Waiver of Jury Trial. AFTER CONSULTATION WITH COUNSEL AND RECOGNIZING THAT ANY DISPUTE HEREUNDER WILL BE COMMERCIAL IN NATURE AND COMPLEX, AND IN ORDER TO MINIMIZE THE COSTS AND TIME INVOLVED IN ANY DISPUTE RESOLUTION PROCESS, THE UNDERSIGNED KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED UPON THE NOTE, THIS INSTRUMENT, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH ANY OF THE OTHER LOAN DOCUMENTS, OR RESPECTING ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY. EXCEPT AS PROHIBITED BY LAW, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THIS SECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE UNDERSIGNED (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE MASTER LESSOR’S LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE MASTER LESSOR’S LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (ii) ACKNOWLEDGES THAT THE MASTER LESSOR’S LENDER HAS BEEN INDUCED TO ENTER INTO THE LOAN TRANSACTION, REPRESENTED BY THE NOTE, THIS INSTRUMENT AND THE OTHER LOAN DOCUMENTS, OR ANY MODIFICATIONS THEREOF AS APPLICABLE, BY AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS OF THE UNDERSIGNED.

ARTICLE 18:

TERMINATION

18.01. Termination. This Lease and the tenancy hereby created shall cease and terminate at the end of the Term or any renewal or extension thereof without the necessity of notice from either Master Lessor or Master Lessee to terminate the same.

ARTICLE 19:

EXHIBITS

Attached to this Lease are the following Exhibits:

Exhibit A – Leased Premises

Exhibit A-1 – The Center

Exhibit B – Guaranty

* * * *

[SIGNATURES FOLLOW]

SIGNATURE PAGE TO MASTER LEASE AGREEMENT

TNP SRT CONSTITUTION TRAIL, LLC

TO AMERICAN NATIONAL INSURANCE COMPANY

The parties intending to be bound hereby execute or cause this Lease to be effective as of the date first shown above.

MASTER LESSOR:	TNP SRT CONSTITUTION TRAIL, LLC, a Delaware limited liability company

	By:	TNP Strategic Retail Operating Partnership, L.P., a Delaware limited partnership Its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation Its General Partner

			By:	/s/ James Wolford
			Name:	James Wolford
			Its:	CFO

MASTER LESSEE:	TNP SRT CONSTITUTION TRAIL MASTER LESSEE, LLC, a Delaware limited liability company

	By:	TNP Strategic Retail Operating Partnership, L.P., a Delaware limited partnership Its: Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation Its: General Partner

			By:	/s/ James Wolford
			Name:	James Wolford
			Its:	CFO

SIGNATURE PAGE TO MASTER LEASE AGREEMENT

TNP SRT CONSTITUTION TRAIL, LLC

TO AMERICAN NATIONAL INSURANCE COMPANY

GUARANTOR:	THOMPSON NATIONAL PROPERTIES, LLC, a Delaware limited liability company

	By:	/s/ James Wolford
	Name:	James Wolford
	Its:	CFO

EXHIBIT A

LEASED PREMISES

(To be attached)

EXHIBIT A-1

THE CENTER

TRACT NO. 1:

Lots 1, 2, 3, 6 and 8 and Outlets 5, 7, and 12 and 500, 502, 503 in the Constitution Trail Subdivision, according to the Plat thereof recorded August 7, 2007 as Document No. 2007-21949, in MCLEAN COUNTY, ILLINOIS.

EXCEPTING:

The Second Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded June 5, 2008 as Document No. 2008-15763, in MCLEAN COUNTY, ILLINOIS.

EXCEPTING:

The Third Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded June 5, 2008 as Document No. 2008-15764, in MCLEAN COUNTY, ILLINOIS.

EXCEPTING:

The First Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded February 20, 2009 as Document No. 2009-4743, in MCLEAN COUNTY, ILLINOIS.

EXCEPTING:

The Fourth Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded July 1, 2009 as Document No. 2009-20923, in McLEAN COUNTY, ILLINOIS.

TRACT NO. 2:

Outlet 509 in the Third Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded June 5, 2008 as Document No. 2008-15764, in MCLEAN COUNTY, ILLINOIS.

TRACT NO. 3:

Lot 20 and Outlets 506 and 507 in the First Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded February 20, 2009 as Document No. 2009-4743, in MCLEAN COUNTY, ILLINOIS.

TRACT NO. 4:

Lot 9 and outlet 510 in the Fourth Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded July 1, 2009 as Document No. 2009-20923, in MCLEAN COUNTY, ILLINOIS.

Address: North Main Street and West Raab Road, Normal, Illinois

Property Index Nos.:

Tract 1:

Lot 1- 14-16-454-001

Lot 2- 14-16-454-002

Lot 3- 14-16-454-004

Lot 6- 14-16-380-001

Lot 8- 14-16-379-004

Outlet 5- 14-16-380-002

Outlet 7- 14-16-379-005

Outlot 12- 14-16-379-001

Outlot 500- 14-16-454-003

Outlet 502- 14-16-326-003

Outlot 503- 14-16-326-002

Tract 2:

Outlot 509- 14-16-405-002

Tract 3:

Lot 20- 14-16-404-004

Outlot 506- 14-16-404-003

Outlot 507- 14-16-404-005 & 14-16-404-006

Tract 4:

Lot 9 and Outlot 510 - Underlying Lands Tax No. 14-16-379-006

EXHIBIT B

Guaranty

In order to induce American National Insurance Company, a Texas insurance company (“Master Lessor’s Lender”) to make that certain $10,000,000 loan (the “Loan”) to TNP SRT Constitution Trail, LLC, a Delaware limited liability company (“Master Lessor”), Master Lessor’s Lender has required that Thompson National Properties, LLC, a Delaware limited liability (“Guarantor”) execute this Guaranty of that certain Master Lease Agreement between Master Lessor and TNP SRT Osceola Village Master Lessee, LLC, a Delaware limited liability company (“Master Lessee”) for certain premises containing the Premises, as defined below, located in that certain shopping center containing approximately 62.31 acres (the “Center”), located in Normal, Illinois, of which the Premises are a part.

The Premises are the same as the “Demised Premises” as defined in the StarTex Lease and consist of approximately 7.78 acres of land. In general, this includes a 1-story building containing approximately 44,064 square feet of ground floor area constructed thereunder (shown as approximately 43,325 square feet located on Lot 20 which is a part of Tract 4 on that certain ALTA/ASCM Land Title Survey of the Mortgaged Property, as defined in the Mortgage, dated on or about December 8, 2011 prepared by American Surveying and Mapping, Inc.

The term “Starplex Lease” means that certain Lease dated on or about June 20, 2007, as amended by that certain Commencement Agreement and Amendment to Lease dated as of March 1, 2009 and that certain Landlord’s Exercise of Rights Under The Commencement Agreement and Second Amendment To Lease made as of “March         , 2010” between Starplex Operating, LP (now known as Starplex Operating, L.L.C.), as tenant, and Constitution Trail, LLC, Maker’s predecessor-in-interest, as landlord, concerning a portion of the Mortgaged Property.

Accordingly, Guarantor hereby unconditionally, absolutely and irrevocably guarantees to Master Lessor’s Lender, and its successors and assigns, the prompt and full payment and performance by Master Lessee of each and every item, covenant, condition, provision and obligation to be paid, kept, observed or performed by Master Lessee under the Lease (collectively the “Obligations”). The liability of Guarantor is coextensive with that of Master Lessee and also joint and several, and legal action may be brought against Guarantor and carried to final judgment either with or without making Master Lessee or any assignee or successor thereof as a party thereto. Without limiting the generality of the foregoing, This Guaranty shall be enforceable against Guarantor without the necessity of (i) any suit instigated by Master Lessor against Master Lessee or any other guarantor, (ii) the exhaustion of Master Lessor’s remedies with respect to Master Lessee under the Lease or any other guarantor, or (iii) the enforcement of Master Lessor’s rights with respect to any security which has ever been given to secure the payment and performance of the Obligations. This Guaranty shall also be enforceable without the necessity of any notice of Master Lessee’s nonpayment or nonperformance except to the extent required by the Lease, notice of acceptance of this Guaranty or any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives.

This Guaranty shall be binding upon the undersigned, and all successors, assigns, personal or legal representatives and heirs, and shall inure to the benefit of Master Lessor’s Lender and Master Lessor’s Lender’s successors and assigns. The undersigned hereby consents and agrees that this Guaranty may be assigned by Master Lessor, without recourse, in connection with any sale or assignment by Master Lessor of part or all of its interest in the Center in which the Premises under the Lease are contained.

The obligations of Guarantor shall be irrevocable and unconditional, irrespective of the genuineness, validity, regularity or enforceability of the Lease or any security given for the Obligations or any circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor, and Guarantor waives the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty, and agrees that the obligations of Guarantor hereunder shall not be affected by any circumstances, whether or not referred to in this Guaranty, which might otherwise constitute a legal or equitable discharge of a surety or guarantor. Without limiting the generality of the foregoing, Guarantor agrees that the occurrence of the following events (or any thereof), whether they occur with or without notice or consent by Guarantor, will in no way release or impair any liability or obligation of Guarantor hereunder: (i) Master Lessor, in its discretion, waives compliance by Master Lessee with any of its Obligations or covenants under the Lease or waives any default thereunder, or grants any indulgence with respect to the Lease, (ii) Master Lessor with Master Lessee’s written agreement modifies, amends or changes any provision of the Lease or the guaranty of any other guarantor (including, without limitation, any termination or release of such guaranty), (iii) Master Lessor grants extensions or renewals of the Lease or the Obligations, (iv) Master Lessor transfers its interest in the premises covered by the Lease or its rights under this Guaranty, (v) Master Lessor consents to the assignment by Master Lessee of its rights under the Lease or consent to the subletting of all or any part of the Premises, (vi) Master Lessor deals in any respect with Master Lessee and the Obligations, and any other guarantor and such guaranty, as if this Guaranty were not in effect, (vii) Master Lessor, in its discretion, waives compliance by any other guarantor with any of its Obligations or covenants under such other guaranty or waives any default thereunder, or grants any indulgence with respect to the such guaranty, (viii) the release or discharge of Master Lessee or any other guarantor in an creditor’s proceedings, receivership, bankruptcy or other proceeding, (ix) the impairment, limitation or modification of the liability of Master Lessee or the estate of Master Lessee in bankruptcy, or of any remedy for the enforcement of Master Lessee’s liability under the Lease, resulting from the operation of any present or future provision of the federal Bankruptcy Act or other statute or from the decision in any court, and (x) the rejection or disaffirmance of the Lease in any such proceedings. If, as a result of such proceedings, Master Lessor is forced to refund any payment made by Master Lessee to Master Lessor because it is found to be a preference or for any other reason, Guarantor hereby covenants to pay such amount to Master Lessor upon demand.

All of Master Lessor’s rights and remedies under the Lease or under this Guaranty are intended to be distinct, separate and cumulative, and no such right or remedy therein mentioned is intended to be in exclusion of or a waiver of any of the others. Specifically, the obligation of Guarantor hereunder shall not be released by Master Lessor’s receipt, application or release of security given for performance and observance of covenants and conditions required to be performed and observed by Master Lessee under the Lease.

If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

All references to the singular shall include the plural and vice versa and all references to any gender shall include the others, wherever appropriate.

As used herein, the term “Master Lessee” shall include any successor or assignee of Master Lessee, the term “Master Lessor” shall include any successor or assignee of Master Lessor, and the term “Lease” shall include any amendment, extension or renewal of the Lease.

TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF ANY OF THIS GUARANTY OR THE LEASE OR THE ACTS OR FAILURE TO ACT OF OR BY MASTER LESSOR OR MASTER LESSOR’S LENDER IN CONNECTION WITH THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS GUARANTY OR THE LEASE.

THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND MASTER LESSOR WITH RESPECT TO GUARANTOR’S GUARANTY OF THE OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AND MASTER LESSOR AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND

NO COURSE OF DEALING BETWEEN GUARANTOR AND MASTER LESSOR, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND MASTER LESSOR.

THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN THE STATE OF ILLINOIS. GUARANTOR HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT WITH RESPECT TO THIS GUARANTY MAY BE MAINTAINED IN THE COURTS OF MCLEAN COUNTY, ILLINOIS OR IN THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS AND GUARANTOR HEREBY CONSENTS TO THE VENUE OF SUCH COURTS.

The terms, covenants, provisions, conditions and obligations contained in this Guaranty may not be waived, changed, modified, discharged, terminated or abandoned, except by agreement in writing, signed by Master Lessor’s Lender and Guarantor.

All notices or other communications to be provided pursuant to this Guaranty shall be in writing and shall be deemed to be properly served if sent by Federal Express or similar courier service with overnight delivery, or by professional messenger service (with receipt therefor) or by certified or registered mail, return receipt requested, (i) if to Master Lessor’s Lender, American National Insurance Company, Attn: Mortgage and Real Estate Investment Department, One Moody Plaza, Galveston, Texas 77550; and (ii) if to Guarantor, at the address for the Master Lessor under the Lease. All notices or other communications to be provided pursuant to this Guaranty sent by certified or registered mail, return receipt requested, first-class postage prepaid shall be deemed effective when they are mailed, otherwise such notices or other communications shall be effective upon receipt.

[Signatures Follow]

SIGNATURE PAGE TO MASTER LEASE GUARANTY

TNP SRT CONSTITUTION TRAIL, LLC

TO AMERICAN NATIONAL INSURANCE COMPANY

GUARANTOR:	Thompson National Properties, LLC, a Delaware limited liability company

By:
Name:
Its: